UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 20, 2005
                                                  ------------------

                           Gateway Energy Corporation
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             (Exact name of Registrant as specified in its charter)


           Delaware                  0-6404                      44-0651207
 ---------------------------       ----------                 -----------------
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)

                 500 Dallas Street, Suite 2615, Houston, Texas       77002
                      -------------------------------------        --------
                     (Address of principal executive office)      (Zip Code)

       Registrant's telephone number, including area code: (713) 336-0844
                                                           --------------

                                 Not Applicable
              ------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05.    Code of Ethics.

     On September 20, 2005, the Board of Directors of Gateway Energy Corporation (the "Company") amended its Code of Ethics. The amendments are intended to clarify the requirements regarding conflicts of interest, compliance with laws and providing information to stakeholders. A copy of the Company's amended Code of Ethics may be viewed from the Corporate Governance page of the Company's website located at WWW.GATEWAYENERGY.COM. You may also obtain a copy of the amended Code of Ethics, free of charge, by sending a written request to Gateway Energy Corporation, Attention: Christopher M. Rasmussen, Chief Financial Officer, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2005
                                            GATEWAY ENERGY CORPORATION
                                            (Registrant)

                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer